UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44147

 (Address of Principal Executive Offices)

CT Corporation System

1300 East 9th Street

Cleveland, OH  44114

(Name and address of agent for service)

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

Class I:  IPDPX

PREFERRED-PLUS

Class I:  IPPPX

ANNUAL REPORT

SEPTEMBER 30, 2020

1-800-869-1679

www.innovativeportfolios.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website                                       www.innovativeportfolios.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

This Page Was Left Blank Intentionally

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

MANAGEMENT DISCUSSION

SEPTEMBER 30, 2020 (UNAUDITED)

Investing Environment

The year 2020 has been one of extremes whether looking at politics, health, economics, or capital markets. Growth stocks significantly outperformed value, which caused headwinds for the Fund, since our process tilts towards value.

Performance Discussion

We were quite pleased with the performance of the Fund in 2019 as it finished #1 out of 142 funds in its Option-based Morningstar category for the year ended December 31, 2019. Management was excited to see what 2020 would bring, but we certainly did not expect what has transpired. The Fund ended 2019 with a total return of 33.2% vs. the S&P 500’s 31.5% return, and our Morningstar’s options-based category return of 14.6%. The Fund’s NAV was $13.07 on 12/31/2019, giving us confidence in our management process. Then the world changed. At the nadir of the pandemic-induced market sell-off on March 23rd,2020, the Fund’s NAV had dropped to $4.93 and the Fund was at the bottom of its category’s performance list. If we have learned one thing during our 4-decade career, it is to stick to your process; and in March we still felt our stock selection process paired with the option overlay could provide longer-term success. As of September 30th, the year-to-date total return bounced back to nearly flat at -0.10% vs. 5.60% for the S&P 500 and 0.36% for our Morningstar category. We are glad we stuck to our process.

Portfolio Activity

The stock selection is a factor-driven quantitative system which favors “lower-risk” (as defined by Revelation Investment Research) dividend paying stocks. The blend of fifty companies represented in the Fund is over-weighted in two sectors: industrials and consumer cyclical. Those two sectors were a drag on performance through September, so we were quite pleased our performance was reasonably strong despite the sector headwinds. Detractors to performance were heavy sector weights in industrial, consumer discretionary, and materials stocks. A lower-than-market weight in the technology also detracted. However, the sector over/underweighting became a contribution to performance in the last couple of months of the fiscal year due to rotation into value-type stocks. Contributions to performance were made by the income from the option overlay and stock selection of the 49 stocks in the portfolio, 35 had unrealized gains at year-end: a 71% batting average (excluding option positions). The pandemic-induced selloff contributed to volatility and detracted from returns in the first quarter of 2020. The Fund’s index option overlay added alpha, but also added to volatility. The overlay over time should allow the Fund to pay a distribution above the amount simply earned from the equity dividends alone.

Investment Outlook

Volatility may continue due to the pandemic; however, we believe recent news of vaccines and therapeutics should be positive for equities. We are encouraged by the investment environment for dividend-paying American companies, the recent evidence of a possible rotation into value stocks, and on the prospect of continuing to profit from the implied volatility on the S&P 500 Index. Being optimists, we are excited to see what 2021 will bring, although regardless of events, we will stick to our process.  Thank-you for investing with us!

David S. Gilreath CFP®

Chief Investment Officer & Senior Portfolio Manager

Page |  1

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

MANAGEMENT DISCUSSION

SEPTEMBER 30, 2020 (UNAUDITED)

Investing Environment

In response to inflation running below their goal of 2%, the Federal Reserve lowered the Federal Funds Target rate three times in the second half of 2019. The US unemployment rate continued to fall during the fourth quarter of 2019, to end the year around 3.6%.

2020 was a much different story as the pandemic shut down the global economy.   In response, the Federal Reserve quickly cut the Federal Funds Target rate to .25% and embarked on a $700 billion round of quantitative easing, while Congress passed a sweeping stimulus package.   Market reaction to the unprecedented monetary and fiscal stimulus was immediate.  The S&P US Preferred Stock Index (Total Return) fell 31.20% from its high on February 20, 2020 to the year low one month later March 23, 2020.  The rebound was just as impressive, with the index rallying over 44% from the low in March to the end of September.

Performance Discussion

The Fund’s total return for the year ending September 30, 2020 was 3.95% vs. 3.25% for the benchmark (S&P US Preferred Stock Index)

Portfolio Activity

The preferred security market is inefficient due to its small market capitalization, complexity, and variety of security structures available.  We believe that a comprehensive analysis of the different structures, credit quality, and interest rate outlook can result in outperformance.

The fund is split roughly equal among exchange-traded $25 par issues and the $1,000 par over-the-counter (OTC) capital securities.   The allocation to the $1,000 par OTC capital securities was contributor to performance however a couple issuers in industries greatly impacted by Covid, such as suppliers to the airlines, were a drag on performance.   Security selection had the greatest impact in the exchange-traded $25 par allocation.  The Fund’s investment in closed-end funds (CEF) is 1.26%.  The current discount, the difference between the CEF price to its net asset value (NAV) is not great enough to warrant additional allocation.

The options overlay on the fund seeks additional return by selling “writing” a non-leveraged credit spread on an S&&P 500ETF.  These credit spreads, with a goal exposure of 7.5% of fund assets hurt the fund performance during the first quarter of 2020 as the S&P 500 fell in March from the global pandemic.  The losses reversed during the subsequent recovery and ended the fiscal year flat.

Investment Outlook

The near-term outlook is dependent on the spread of Coronavirus and how governments react.  A shut down of the economy would have dire ramifications, however we feel such an extreme measure is unlikely. Health officials have announced that a vaccine should be available for distribution in the first quarter of 2021. As long-term investors, the Fund is positioned for a post COVID-19 world with an expanding economy and the possibility of higher intermediate- and long-term rates. The effective duration of the Fund stands at 3.86 as of September 30, 2010 which is slightly lower than the index.

Page |  2

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

MANAGEMENT DISCUSSION (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

While the Federal Reserve has committed to keeping rates low for a longer period until the employment picture improves, the economy needs fiscal stimulus from Congress.  A split government will likely put a governor on major spending programs and require more action from the Federal Reserve such as increased quantitative easing to help repair the economy.

Option adjusted spreads (OAS), the additional yield above treasuries that investors require for taking on credit risk, widen dramatically during the pandemic sell off. While they have narrowed since then, they are still above the three-year average.  As the economy improves, we expect the OAS to continue to tighten as investors search for higher yields. Throughout the year the average issuer rating for the fund was BBB-, which is considered investment grade.

While the worst seems to be behind us, investors should be mindful that Covid-19- based news is still driving the volatility in the short term, and plan accordingly.

Edward “JR” Humphreys CFA, CAIA

Senior Portfolio Manager

Page |  3

COLLABORATIVE INVESTMENT SERIES TRUST

MANAGEMENT DISCUSSION DISCLOSURE

SEPTEMBER 30, 2020 (UNAUDITED)

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

For prospectuses and more information about the Dividend Performers and Preferred-Plus mutual funds, visit www.dividendperformers.com and www.preferred-plus.com.

Risk Considerations and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible.  The Funds are not designed to be a complete investment program.  There can be no assurance that a Fund will achieve its investment objective.  An investment in a Fund involves a high degree of risk.  It is possible that investing in a Fund may result in loss of some or all of the amount invested.  Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to the investor’s investment objective and individual situation and (ii) consider factors such as investor’s net worth, income, age and risk tolerance.  Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.  Before investing in a Fund, an investor should read the discussion of the risks of investing in each Fund’s prospectus.

Dividend Information

Regular dividends are declared and distributed quarterly for the Funds.  The Funds’ distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital.  This is because the Funds intend to distribute quarterly short-term option capital gains which will be categorized as an estimated return of capital at the time of distribution.  The amount and sources of distributions reported are for financial reporting purposes and are not being provided for shareholder tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end.

Preferred Securities and debt securities such as those held in the Preferred-Plus fund involve market risk, financial sector risk, credit risk, and interest rate risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk.

The use of credit spreads on the S&P 500 Index by selling/writing an out-of-the-money short put option while simultaneously purchasing an out-of-the-money long put option below the short option position creates option risk, counterparty risk and leverage risk.

Page |  4

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020

FUND/INDEX	One Year	SINCE INCEPTION*
Dividend Performers - Class I	10.08%	18.71%
NASDAQ U.S. Broad Dividend Achievers Index	5.41%	16.75%
S&P 500 Index	15.15%	22.90%

Cumulative Performance Comparison of $10,000 Investment Since Inception

Dividend Performers - Class I
NASDAQ U.S. Broad Dividend Achievers Index
S&P 500 Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
Dec-18
Mar-19
Sep-19
Mar-20
Sep-20

* Inception date of Fund is December 24, 2018.

This chart assumes an initial investment of $10,000 made on the closing of December 24, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The NASDAQ U.S. Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on NYSE American or NASDAQ.

The S&P 500 Index is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

The Fund's total annual operating expense ratio before fee waivers, per the February 1, 2020 prospectus, is 2.56% for Class I. After fee waivers, the Fund's total annual operating expense ratio is 1.56% for Class I.

Page |  5

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2020

FUND/INDEX	One Year	SINCE INCEPTION*
Preferred-Plus - Class I	3.95%	11.15%
S&P U.S. Preferred Stock Total Return Index	3.25%	11.29%

Cumulative Performance Comparison of $10,000 Investment Since Inception

Preferred-Plus Fund - Class I
S&P U.S. Preferred Stock Total Return Index
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
Dec-18
Dec-18
Mar-19
Sep-19
Mar-20
Sep-20

* Inception December 24, 2018.

This chart assumes an initial investment of $10,000 made on the closing of December 24, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P U.S. Preferred Stock Total Return Index is updated at the end of the business day as per the market it represents. The index is marked as “intraday” so that quote recap can be run to view what time the index is updated.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

The Fund's total annual operating expense ratio before fee waivers, per the February 1, 2020 prospectus, is 2.82% for Class I. After fee waivers, the Fund's total annual operating expense ratio is 1.62% for Class I.

Page |  6

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology 8.84%
Basic Materials 10.10%
Put Options 0.13%
Communication Services 1.41%
Money Market Fund 0.76%
Consumer Cyclical 13.48%
Consumer Defensive 6.55%
Industrials 42.10%
Financial Services 9.39%
Healthcare 7.24%

Sectors are categorized using Morningstar® classifications.

Excludes written options.

Page |  7

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Industrials 4.19%
Money Market Fund 1.58%
Put Options 0.06%
Real Estate Investment Trusts 2.14%
Utilities 4.29%
Closed-End Mutual Funds 2.29%
Communication Services 2.47%
Consumer Cyclical 0.47%
Consumer Defensive 1.69%
Financial Services 80.82%

Sectors are categorized using Morningstar® classifications.

Excludes written options.

Page |  8

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares		Value

COMMON STOCKS - 97.76%

Accident & Health Insurance - 1.77%
4,219	Principal Financial Group, Inc. (a)	$ 169,899

Arrangement of Transportation of Freight & Cargo - 2.14%
2,260	Expeditors International of Washington, Inc. (a)	204,575

Books: Publishing or Publishing & Printing - 1.39%
4,212	John Wiley & Sons, Inc. Class A (a)	133,563

Computer & Office Equipment - 1.97%
1,554	International Business Machines Corp. (a)	189,075

Construction Machinery & Equipment - 2.18%
1,397	Caterpillar, Inc. (a)	208,363

Construction, Mining & Materials Handling Machinery & Equipment - 1.99%
1,758	Dover Corp. (a)	190,462

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.96%
2,857	Emerson Electric Co. (a)	187,333

Electronic Components & Accessories - 1.95%
1,365	Hubbell, Inc. (a)	186,787

Engines & Turbines - 2.20%
996	Cummins, Inc. (a)	210,315

Fabricated Rubber Products - 1.77%
1,388	Carlisle Companies, Inc. (a)	169,850

Fire, Marine & Casualty Insurance - 3.72%
1,969	Hanover Insurance Group, Inc. (a)	183,471
1,601	The Travelers Companies, Inc. (a)	173,212
		356,683
Guided Missiles & Space Vehicles & Parts - 1.80%
450	Lockheed Martin Corp. (a)	172,476

Hospital & Medical Service Plans - 1.82%
560	UnitedHealth Group, Inc. (a)	174,591

Household Furniture - 2.18%
5,061	Leggett & Platt, Inc. (a)	208,361

The accompanying notes are an integral part of these financial statements.

Page |  9

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020

Shares		Value

Industrial Organic Chemicals - 2.06%
3,424	Sensient Technologies Corp. (a)	$ 197,702

Investment Advice - 3.77%
1,170	Ameriprise Financial, Inc. (a)	180,309
4,740	Eaton Vance Corp. (a)	180,831
		361,140
Metalworking Machinery & Equipment - 1.91%
1,991	Lincoln Electric Holdings, Inc. (a)	183,252

Miscellaneous Industrial & Commercial Machinery & Equipment - 2.15%
2,014	Eaton Corp. PLC (Ireland) (a)	205,488

Motors & Generators - 2.17%
2,213	Regal Beloit Corp. (a)	207,734

Paper Mills - 2.07%
4,902	International Paper Co. (a)	198,727

Plastic Material, Synthetic Resin/Rubber, Cellulos (No Glass) - 2.08%
1,850	Celanese Corp. Class A (a)	198,783

Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 2.02%
2,482	Eastman Chemical Co. (a)	193,894

Pumps & Pumping Equipment - 1.75%
2,841	ITT, Inc. (a)	167,761

Radio & TV Broadcasting & Communications Equipment - 2.63%
2,139	Qualcomm, Inc. (a)	251,718

Railroads, Line-Haul Operating - 3.94%
2,324	CSX Corp. (a)	180,505
999	Union Pacific Corp. (a)	196,673
		377,178
Retail-Drug Stores And Proprietary Stores - 2.03%
5,403	Walgreens Boots Alliance, Inc. (a)	194,076

Retail-Lumber & Other Building Materials Dealers - 4.30%
1,336	Lowe's Companies, Inc. (a)	221,589
684	The Home Depot, Inc. (a)	189,954
		411,543
Retail-Radio Tv & Consumer Electronics Stores - 2.51%
2,163	Best Buy Co., Inc. (a)	240,720

The accompanying notes are an integral part of these financial statements.

Page |  10

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020

Shares		Value

Retail-Variety Stores - 4.43%
1,457	Target Corp. (a)	$ 229,361
1,396	Walmart, Inc. (a)	195,314
		424,675
Rubber & Plastics Footwear - 2.24%
1,712	Nike, Inc. Class B (a)	214,924

Search, Detection, Navigation, Guidance, Aeronautical, and Nautical System and Instrument Manufacturing - 1.81%
551	Northrop Grumman Corp. (a)	173,835

Semiconductors & Related Devices - 2.16%
1,452	Texas Instruments, Inc. (a)	207,331

Services-Equipment Rental & Leasing - 2.63%
4,456	Aaron's, Inc. (a)	252,432

Services-Help Supply Services - 1.82%
3,303	Robert Half International, Inc. (a)	174,861

Ship & Boat Building & Repairing - 1.86%
1,286	General Dynamics Corp. (a)	178,021

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.88%
4,012	Nucor Corp. (a)	179,978

Surgical & Medical Instruments & Apparatus - 1.81%
1,085	3M Co. (a)	173,795

Trucking (No Local) - 1.89%
1,431	J.B. Hunt Transport Services, Inc. (a)	180,850

Wholesale-Chemicals & Allied Products - 1.93%
4,000	Hawkins, Inc. (a)	184,400

Wholesale-Drugs Proprietaries & Druggists' Sundries - 5.32%
1,832	AmerisourceBergen Corp. (a)	177,557
3,488	Cardinal Health, Inc. (a)	163,762
1,130	McKesson Corp. (a)	168,291
		509,610
Wholesale-Durable Goods - 2.01%
540	W.W. Grainger, Inc. (a)	192,656

Wholesale-Industrial Machinery & Equipment - 1.74%
2,641	MSC Industrial Direct Co., Inc. Class A (a)	167,123

The accompanying notes are an integral part of these financial statements.

Page |  11

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020

Shares		Value

TOTAL COMMON STOCKS (Cost $8,486,435) - 97.76%		$ 9,366,540

MONEY MARKET FUND - 0.75%
72,034	First American Government Obligations Fund Class X 0.07% **	72,034
TOTAL MONEY MARKET FUND (Cost $72,034) - 0.75%		72,034

INVESTMENTS IN SECURITIES, AT VALUE (Cost $8,558,469) - 98.51%		9,438,574

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $29,540) - 0.13%		12,459

INVESTMENTS IN SECURITIES AND PURCHASED OPTIONS, AT VALUE (Cost $8,588,009) - 98.64%		9,451,033

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $184,368) - (1.56)%		(149,116)

OTHER ASSETS LESS LIABILITIES, NET - 2.92%		279,492

NET ASSETS - 100.00%		$ 9,581,409

**Variable rate security; the rate shown represents the yield at September 30, 2020.

(a) All or portion of this security is held as collateral for written options. Total value of securities held as collateral is $9,366,540 representing 97.76% of net assets.

The accompanying notes are an integral part of these financial statements.

Page |  12

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF PURCHASED OPTIONS

SEPTEMBER 30, 2020

PUT OPTIONS - 0.13% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P 500 ETF Trust	Interactive Brokers	92	$ 2,502,400	$ 272.00	10/16/2020	$ 1,196

SPDR S&P 500 ETF Trust	Interactive Brokers	107	2,835,500	265.00	10/30/2020	3,103

SPDR S&P 500 ETF Trust	Interactive Brokers	102	2,672,400	262.00	11/20/2020	8,160

Total Put Options (Premiums Paid $29,540) - 0.13%						$ 12,459

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Page |  13

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

SCHEDULE OF WRITTEN OPTIONS

SEPTEMBER 30, 2020

PUT OPTIONS - (1.56)% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P 500 ETF Trust	Interactive Brokers	(92)	$ (3,008,400)	$ 327.00	10/16/2020	$ (38,732)

SPDR S&P 500 ETF Trust	Interactive Brokers	(107)	(3,359,800)	314.00	10/30/2020	(33,170)

SPDR S&P 500 ETF Trust	Interactive Brokers	(102)	(3,223,200)	316.00	11/20/2020	(77,214)

Total Put Options (Premiums Received $184,368) - (1.56)%						$ (149,116)

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Page |  14

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020

Shares		Value

PREFERRED SECURITIES-$25 PAR VALUE - 45.00%

Deep Sea Foreign Transportation of Freight - 0.07%
300	Costamare, Inc. Series E (Marshall Islands) 8.875% (b) (c)	$ 7,566

Electric & Other Services Combined - 1.07%
4,100	NiSource, Inc. Series B 6.500%, to 3/15/2024 (a) (b) (c)	113,119

Electric Services - 0.84%
4,000	SCE Trust IV Series J 5.375%, to 9/15/2025 (a) (b) (c)	89,320

Fire, Marine & Casualty Insurance - 1.49%
6,000	Enstar Group LTD Series D 7.000%, to 9/01/2028 (Bermuda) (a) (b) (c)	157,620

Insurance Agents Brokers & Services - 2.17%
9,000	Equitable Holdings, Inc. Series A 5.250%, to 12/15/2024 (b) (c)	229,770

Life Insurance - 8.64%
4,000	American Equity Investment Life Holding Co. Series A 5.950%, to 12/01/2024 (a) (b) (c)	97,800
9,000	Athene Holdings Ltd. Series A 6.350%, to 6/30/2029 (Bermuda) (a) (b) (c)	241,650
3,400	Brighthouse Financial, Inc. 6.250% due 9/15/2058 (c)	90,270
5,000	Brighthouse Financial, Inc. Series B 6.750%, to 6/25/2025 (b) (c)	139,350
4,500	MetLife, Inc. Series A 4.000% (minimum coupon 4%, 3-month US Libor + 1.000%) (b) (c) FRN	111,825
9,000	MetLife, Inc. Series F 4.750%, to 3/15/2025 (b) (c)	234,180
		915,075
Miscellaneous Business Credit Institution - 1.28%
5,000	National Rural Utilities Cooperative Finance Corp. Series US 5.500%, due 5/15/2064 (c)	136,050

Motor Vehicles & Passenger Car Bodies - 0.47%
2,000	Ford Motor Co. 6.200%, due 6/01/2059 (c)	49,740

National Commercial Banks - 15.24%
6,034	Capital One Financial Corp. Series G 5.200%, to 12/01/2021 (b) (c)	154,350
8,000	Capital One Financial Corp. Series I 5.000%, to 12/01/2024 (b) (c)	200,640
3,547	Capital One Financial Corp. Series J 4.800%, to 6/01/2025 (b) (c)	86,618
5,000	Capital One Financial Corp. Series K 4.625%, to 12/01/2025 (b) (c)	121,500
4,095	Citigroup Capital XIII 6.63825%, due 10/30/2040 (3-month US Libor + 6.370%) (c) FRN	110,483
4,000	First Midwest Bancorp, Inc. Series C 7.000%, to 8/20/2025 (b) (c)	109,920
4,301	Huntington Bancshares Series D 6.25%, to 4/15/2021 (b) (c)	108,729
3,500	KeyCorp Series E 6.125%, to 12/15/2026 (a) (b) (c)	102,060
5,000	Regions Financial Corp. Series C 5.700%, to 5/15/2029 (a) (b) (c)	135,450
4,000	Synovus Financial Corp. Series D 6.300%, to 6/21/2023 (a) (b) (c)	102,840
4,000	Truist Financial Corp. Series R 4.750%, to 9/01/2025 (b) (c)	103,800
7,600	U.S. Bancorp Series B 3.500%, to 11/05/2020 (minimum coupon 3.5%, 3-month US Libor + 0.600%) (b) (c) FRN	173,432
4,025	Wells Fargo & Co. Series Q 5.850%, to 9/15/2023 (a) (b) (c)	104,891
		1,614,713

The accompanying notes are an integral part of these financial statements.

Page |  15

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020

Shares		Value

Real Estate Investment Trusts - 2.12%
4,000	National Retail Properties, Inc. Series F 5.200%, to 10/11/2021 (b) (c)	$ 102,720
1,000	Public Storage, Inc. Series M 4.125%, to 8/14/2025 (b) (c)	25,930
3,900	Sachem Capital Corp. 6.875%, due 12/30/2024 (c)	96,459
		225,109
Security Brokers, Dealers & Flotation Companies - 1.99%
1,400	Goldman Sachs Group, Inc. Series K 6.375%, to 5/10/2024 (a) (b) (c)	39,424
3,295	Morgan Stanley Series F 6.875%, to 1/15/2024 (a) (b) (c)	89,459
3,000	Morgan Stanley Series K 5.850%, to 4/15/2027 (a) (b) (c)	82,080
		210,963
State Commercial Banks - 5.49%
4,000	Fifth-Third Bancorp Series K 4.950%, to 9/30/2024 (b) (c)	104,720
4,500	First Citizens Bancshares, Inc. Series A 5.375%, to 3/15/2025 (b) (c)	120,150
2,000	First Republic Bank Series K 4.125%, to 10/30/2025 (b) (c)	50,800
3,000	GMAC Capital Trust I Series 2 6.06513%, due 2/15/2040 (3-month US Libor + 5.785%) (c) FRN	74,910
8,325	State Street Corp. Series G 5.350%, to 3/15/2026 (a) (b) (c)	230,852
		581,432
Telephone Communications (No Radio Telephone) - 2.45%
4,000	AT&T, Inc. Series A 5.000%, to 12/12/2024 (b) (c)	106,840
6,000	AT&T, Inc. Series C 4.750%, to 2/18/2025 (b) (c)	153,000
		259,840
Wholesale-Farm Product Raw Materials - 1.68%
1,900	CHS, Inc. Series 2 7.100%, to 3/31/2024 (a) (b) (c)	50,635
4,560	CHS, Inc. Series 4 7.500%, to 1/21/2025 (b) (c)	127,133
		177,768

TOTAL PREFERRED SECURITIES-$25 PAR VALUE (Cost $4,660,338) - 45.00%		4,768,085

PREFERRED SECURITIES-$50 PAR VALUE - 0.85%

Electric Services - 0.85%
2,000	DTE Energy Co. 6.250%, due 11/01/2022 (c)	90,320

TOTAL PREFERRED SECURITIES-$50 PAR VALUE (Cost $100,685) - 0.85%		90,320

PREFERRED SECURITIES-CAPITAL SECURITIES - 49.46%

Electric Services - 1.05%
100,000	Emera, Inc. Series 16-A 6.750%, to 6/15/2026 (Canada) (a) (c) (maturity date 6/15/2076)	111,000

Electronic & Other Electrical Equipment (No Computer Equip) - 3.00%
150,000	General Electric Co. Series C 4.200%, to 6/15/2023 (a) (b) (c)	110,250
260,000	General Electric Co. Series D 5.000%, to 1/21/2021 (a) (b) (c)	207,158
		317,408

The accompanying notes are an integral part of these financial statements.

Page |  16

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020

Shares		Value

Finance Services - 5.26%
175,000	American Express Co. Series C 3.535380%, to 12/15/2020 (a) (b) (c)	$ 158,272
185,000	E*Trade Financial Corp. Series A 5.875%, to 9/15/2026 (a) (b) (c)	200,725
100,000	E*Trade Financial Corp. Series B 5.300%, to 3/15/2023 (a) (b) (c)	98,201
100,000	General Motors Financial Co., Inc. Series C 5.700%, to 9/30/2030 (a) (b) (c)	100,375
		557,573
Fire, Marine & Casualty Insurance - 1.51%
160,000	Progressive Corp. Series B 5.375%, to 3/15/2023 (a) (b) (c)	160,000

Life Insurance - 1.64%
160,000	MetLife, Inc. Series D 5.875%, to 3/15/2028 (a) (b) (c)	174,000

National Commercial Banks - 25.01%
200,000	Bank of America Corp. Series JJ 5.125%, to 6/20/2024 (a) (b) (c)	205,087
300,000	Bank of America Corp. Series FF 5.875%, to 3/15/2028 (a) (b) (c)	323,476
150,000	Citigroup, Inc. Series M 6.300%, to 5/15/2024 (a) (b) (c)	157,125
180,000	Huntington Bancshares, Inc. Series E 5.700%, to 4/15/2023 (a) (b) (c)	168,368
170,000	JPMorgan Chase & Co. Series CC 4.625%, to 11/01/2022 (a) (b) (c)	166,026
160,000	JPMorgan Chase & Co. Series X 6.100%, to 10/01/2024 (a) (b) (c)	168,000
125,000	JPMorgan Chase & Co. Series Z 4.051%, to 2/01/2021 (b) (c)	123,281
160,000	KeyCorp Series D 5.000%, to 9/15/2026 (a) (b) (c)	161,400
160,000	PNC Financial Services Group, Inc. Series S 5.000%, to 11/01/2026 (a) (b) (c)	168,912
250,000	Regions Financial Corp. Series D 5.750%, to 6/15/2025 (a) (b) (c)	266,875
250,000	Truist Financial Corp. Series N 4.800%, to 9/01/2024 (a) (b) (c)	250,938
100,000	Truist Financial Corp. Series M 5.125%, to 12/15/2027 (a) (b) (c)	101,001
160,000	Wachovia Capital Trust II 0.775%%, due 1/15/2027 (3-month US Libor + 0.50%) (c) FRN	145,661
3,000	Wachovia Capital Trust III 5.56975%, to 11/06/2020 (minimum coupon 5.56975%, 3-month US Libor + 0.93%) (b) (c) FRN	2,998
150,000	Wells Fargo & Co. Series S 5.900%, to 6/15/2024 (a) (b) (c)	153,315
65	Wells Fargo & Co. Series L 7.500% (b) (c)	87,233
		2,649,696
Personal Credit Institutions - 1.44%
160,000	Discover Financial Services Series C 5.500%, to 10/30/2027 (a) (b) (c)	152,328

Security Brokers, Dealers & Flotation Companies - 3.13%
175,000	Charles Schwab Corp. Series F 5.000%, to 12/01/2027 (a) (b) (c)	179,455
160,000	Goldman Sachs Group, Inc. Series P 5.000%, to 11/10/2022 (a) (b) (c)	152,800
		332,255
Services-Equipment Rental & Leasing - 1.09%
150,000	AerCap Holdings N.V. 5.875%, to 10/10/2024 (Ireland) ** (a) (c) (Maturity date: 10/10/2079)	115,021

State Commercial Banks - 6.33%
180,000	Bank of New York Mellon Corp. Series D 4.500%, to 6/20/2023 (a) (b) (c)	176,850
105,000	Bank of New York Mellon Corp. Series F 4.625%, to 9/20/2026 (a) (b) (c)	108,806
250,000	Fifth-Third Bancorp Series J 3.34938% (3-month US Libor + 3.129%) (b) (c) FRN	220,605
160,000	State Street Corp. Series H 5.625%, to 12/15/2023 (a) (b) (c)	164,672
		670,933

The accompanying notes are an integral part of these financial statements.

Page |  17

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020

Shares		Value

TOTAL PREFERRED SECURITIES-CAPITAL SECURITIES (Cost $5,370,471) - 49.46%		$ 5,240,214

CLOSED-END MUTUAL FUNDS - 1.26%
1,215	Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (c)	28,395
11,950	Nuveen Preferred Securities Income Fund (c)	105,279
TOTAL CLOSED-END MUTUAL FUNDS (Cost $140,290) - 1.26%		133,674

EXCHANGE TRADED FUND - 1.02%
2,950	iShares Preferred & Income Securities ETF (c)	107,528
TOTAL EXCHANGE TRADED FUND (Cost $86,413) - 1.02%		107,528

MONEY MARKET FUND - 1.56%
165,757	First American Government Obligations Fund Class X 0.07% **	165,757
TOTAL MONEY MARKET FUND (Cost $165,757) - 1.56%		165,757

INVESTMENTS IN SECURITIES, AT VALUE (Cost $10,523,954) - 99.15%		10,505,578

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $16,886) - 0.06%		6,614

INVESTMENTS IN SECURITIES AND PURCHASED OPTIONS, AT VALUE (Cost $10,540,840) - 99.21%		10,512,192

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $102,640) - (0.79)%		(83,818)

OTHER ASSETS LESS LIABILITIES, NET - 1.58%		166,845

NET ASSETS - 100.00%		$ 10,595,219

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer as of the date indicated.

(c) All or portion of this security is held as collateral for written options. Total value of securities held as collateral is $10,339,819 representing 97.59% of net assets.

**Variable rate security; the rate shown represents the yield at September 30, 2020.

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

FRN- Floating Rate Note is a debt instrument whose coupon rate is variable and tied to a benchmark rate such as LIBOR or the US Treasury Bill rate. Thus, the coupon rate on a floating rate note is variable. It is typically composed of a variable benchmark rate plus a fixed spread.

The accompanying notes are an integral part of these financial statements.

Page |  18

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF PURCHASED OPTIONS

SEPTEMBER 30, 2020

PUT OPTIONS - 0.06% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P 500 ETF Trust	Interactive Brokers	66	$ 1,795,200	$ 272.00	10/16/2020	$ 858

SPDR S&P 500 ETF Trust	Interactive Brokers	44	1,166,000	265.00	10/30/2020	1,276

SPDR S&P 500 ETF Trust	Interactive Brokers	56	1,467,200	262.00	11/20/2020	4,480

Total Put Options (Premiums Paid $16,886) - 0.06%						$ 6,614

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Page |  19

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

SCHEDULE OF WRITTEN OPTIONS

SEPTEMBER 30, 2020

PUT OPTIONS - (0.79)% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

SPDR S&P 500 ETF Trust	Interactive Brokers	(66)	$ (2,158,200)	$ 327.00	10/16/2020	$ (27,786)

SPDR S&P 500 ETF Trust	Interactive Brokers	(44)	(1,381,600)	314.00	10/30/2020	(13,640)

SPDR S&P 500 ETF Trust	Interactive Brokers	(56)	(1,769,600)	316.00	11/20/2020	(42,392)

Total Put Options (Premiums Received $102,640) - (0.79)%						$ (83,818)

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at September 30, 2020.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Page |  20

COLLABORATIVE INVESTMENT SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2020

	Dividend Performers	Preferred-Plus
Assets:
Investments in Securities, at Value (Cost $8,558,469, and $10,523,954, respectively)	$ 9,438,574	$ 10,505,578
Investments in Purchased Options, at Value (Premiums Paid $29,540, and $16,886, respectively)	12,459	6,614
Receivables:
Dividends and Interest	11,361	63,256
Shareholder Subscriptions	229	91
Cash	500	500
Deposit with Broker for Written Options	298,987	123,142
Prepaid Expenses	10,569	10,861
Total Assets	9,772,679	10,710,042
Liabilities:
Written Options, at Value (Premiums Received $184,368, and $102,640, respectively)	149,116	83,818
Payables:
Shareholder Redemptions	15,527	-
Advisor Fees	1,524	6,297
Administrative Fees	1,968	2,180
Distribution Fees	37	225
Trustee Fees	72	140
Accrued Expenses	23,026	22,163
Total Liabilities	191,270	114,823

Net Assets	$ 9,581,409	$ 10,595,219

Net Assets Consist of:
Paid In Capital	$ 9,470,546	$ 10,840,895
Accumulated Earnings (Deficit)	110,863	(245,676)
Net Assets	$ 9,581,409	$ 10,595,219

Class I Shares:
Net Assets	$ 9,581,409	$ 10,595,219
Shares outstanding	742,019	955,453
Net asset value, offering price, and redemption price per share	$ 12.91	$ 11.09

The accompanying notes are an integral part of these financial statements.

Page |  21

COLLABORATIVE INVESTMENT SERIES TRUST

STATEMENTS OF OPERATIONS

        FOR THE YEAR ENDED SEPTEMBER 30, 2020

	Dividend Performers	Preferred-Plus
Investment Income:
Dividends	$ 280,437	$ 283,063
Interest	2,558	257,936
Total Investment Income	282,995	540,999

Expenses:
Advisory fees (Note 4)	104,696	99,771
Administrative fees	26,173	24,940
Distribution (12b-1) fees - Class A (Note 5) **	37	204
Audit fees	13,463	14,463
Custody	10,160	11,453
Legal fees	25,001	21,702
Transfer Agent fees	32,706	35,142
Trustee fees (Note 4)	4	19
Registration fees	18,829	7,999
Insurance fees	837	195
Other expenses	4,832	5,123
Interest expenses	17,114	5,011
Account servicing fees	21,716	21,375
Printing and Mailing fees	1,178	691
Total Expenses	276,746	248,088
Less fees waived by Adviser	(102,552)	(93,223)
Net Expenses	174,194	154,865

Net Investment Income	108,801	386,134

Net Realized Gain (Loss) on:
Investments in Securities and Purchased Options	(2,210,920)	(818,311)
Written Options	1,484,454	596,422
Net Realized Loss	(726,466)	(221,889)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities and Purchased Options	415,307	(224,820)
Written Options	(42,179)	(6,974)
Net Change in Unrealized Appreciation (Depreciation)	373,128	(231,794)

Net Realized and Unrealized Loss on Investments, Purchased Options and Written Options	(353,338)	(453,683)

Net Decrease in Net Assets Resulting from Operations	$ (244,537)	$ (67,549)

** As of May 29, 2020, Class A Shares converted into Class I Shares.

The accompanying notes are an integral part of these financial statements.

Page |  22

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Period Ended *
	9/30/2020		9/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 108,801		$ 29,553
Net Realized Gain (Loss) on Investments, Purchased Options and Written Options	(726,466)		150,156
Capital Gain Distributions from Portfolio Companies	-		35
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Written Options	373,128		525,148
Net Increase (Decrease) in Net Assets Resulting from Operations	(244,537)		704,892

Distributions to Shareholders From:
Distributions - Class A	(375)	**	(143)
Distributions - Class I	(241,087)		(107,887)
Return of Capital - Class A	(414)	**
Return of Capital - Class I	(192,380)		-
Total Distributions	(434,256)		(108,030)

Capital Share Transactions	(1,498,059)	**	11,161,399

Total Increase (Decrease) in Net Assets	(2,176,852)		11,758,261

Net Assets:
Beginning of Year/Period	11,758,261		-

End of Year/Period	$ 9,581,409		$ 11,758,261

* For the period December 24, 2018 (commencement of investment operations) through September 30, 2019.

** As of May 29, 2020, Class A Shares converted into Class I Shares, see Note 8 to the financial statements.

The accompanying notes are an integral part of these financial statements.

Page |  23

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Period Ended*
	9/30/2020		9/30/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 386,134		$ 111,527
Net Realized Gain (Loss) on Investments, Purchased Options and Written Options	(221,889)		74,115
Net Change in Unrealized Appreciation on Investments, Purchased Options and Written Options	(231,794)		221,968
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,549)		407,610

Distributions to Shareholders From:
Distributions - Class A	(2,474)	**	(1,925)
Distributions - Class I	(422,193)		(159,145)
Return of Capital - Class A	(752)		-
Return of Capital - Class I	(68,049)		-
Total Distributions	(493,468)		(161,070)

Capital Share Transactions	3,789,983	**	7,119,713

Total Increase in Net Assets	3,228,966		7,366,253

Net Assets:
Beginning of Year/Period	7,366,253		-

End of Year/Period	$ 10,595,219		$ 7,366,253

* For the period December 24, 2018 (commencement of investment operations) through September 30, 2019.

** As of May 29, 2020, Class A Shares converted into Class I Shares, see Note 8 to the financial statements.

The accompanying notes are an integral part of these financial statements.

Page |  24

COLLABORATIVE INVESTMENT SERIES TRUST

DIVIDEND PERFORMERS - CLASS I

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the year/period:

	Year Ended		Period Ended	(c)
	9/30/2020		9/30/2019

Net Asset Value, at Beginning of Year/Period	$ 12.16		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.12		0.07
Net Gain on Securities (Realized and Unrealized)	1.06	^	2.23
Total from Investment Operations	1.18		2.30

Distributions from:
Net Investment Income	(0.13)		(0.06)
Realized Gains	(0.23)		(0.08)
Return of Capital	(0.07)		-
Total Distributions	(0.43)		(0.14)

Net Asset Value, at End of Year/Period	$ 12.91		$ 12.16

Total Return **	10.08%		23.04%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 9,581		$ 11,749
Ratio of Expenses to Average Net Assets
Before Reimbursement (d)	2.66%	(e)	2.56%	(a) (e)
After Reimbursement (d)	1.66%	(f)	1.56%	(a) (f)
Ratio of Net Investment Income (Loss) to Average Net Assets
After Reimbursement (d) (g) (h)	1.04%		0.80%	(a)
Portfolio Turnover	128.71%		14.83%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ The amount of net realized and unrealized gain on investment per share for the year ended September 30, 2020 does not accord with the amounts in the Statement of Operations due to share transactions for the period.

(a) Annualized.

(b) Not annualized.

(c) For the period December 24, 2018 (commencement of investment operations) through September 30, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) Expenses before reimbursements (excluding interest expense) were 2.50% and 2.48% for the year/period ended September 30, 2020 and 2019, respectively.

(f) Expenses after reimbursements (excluding interest expense) were 1.50%.

(g) The net investment income (loss) ratios include interest expense.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Page |  25

COLLABORATIVE INVESTMENT SERIES TRUST

PREFERRED-PLUS - CLASS I

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the year/period:

	Year Ended		Period Ended	(c)
	9/30/2020		9/30/2019

Net Asset Value, at Beginning of Year/Period	$ 11.21		$ 10.00

Income From Investment Operations:
Net Investment Income *	0.41		0.34
Net Gain (Loss) on Securities (Realized and Unrealized)	-	^	1.24
Total from Investment Operations	0.41		1.58

Distributions from:
Net Investment Income	(0.41)		(0.29)
Realized Gains	(0.05)		(0.08)
Return of Capital	(0.07)		-
Total Distributions	(0.53)		(0.37)

Net Asset Value at End of Year/Period	$ 11.09		$ 11.21

Total Return **	3.95%	(b)	15.97%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 10,595		$ 7,270
Ratio of Expenses to Average Net Assets
Before Reimbursement (d) (i)	2.48%	(e)	2.76%	(a) (e)
After Reimbursement (d) (i)	1.55%	(f)	1.56%	(a) (f)
Ratio of Net Investment Income to Average Net Assets
After Reimbursement (d) (g) (h)	3.90%		3.96%	(a)
Portfolio Turnover	69.91%		5.67%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ The amount of net realized and unrealized gain on investment per share for the year ended September 30, 2020 does not accord with the amounts in the Statement of Operations due to share transactions for the period.

(a) Annualized.

(b) Not annualized.

(c) For the period December 24, 2018 (commencement of investment operations) through September 30, 2019.

(d) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) Expenses before reimbursements (excluding interest expense) were 2.43% and 2.70% for the year/period ended September 30, 2020 and 2019, respectively.

(f) Expenses after reimbursements (excluding interest expense) were 1.50%.

(g) The net investment income (loss) ratios include interest expense.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Page |  26

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020

1.  ORGANIZATION

The Dividend Performers and Preferred-Plus (the “Funds”) are each organized as a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is an open-end investment company established under the laws of Delaware.  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds, along with seventeen additional funds are the only series currently authorized by the Board of Trustees (the “Board” or “Trustees”). The Funds commenced investment operations on December 24, 2018. The investment adviser to the Funds is Innovative Portfolios, LLC (the “Adviser”). Each Fund offers Class I shares. Class I shares have no distribution fees.  See Note 4 to the financial statements for further information regarding the fees for Class I shares offered by the Funds. As of May 29, 2020, Class A shares were designated as Class I shares in each of the Funds.

Dividend Performer’s investment objective is to provide income with a secondary objective of capital appreciation.

Preferred-Plus’s investment objective is to provide income.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined by the Financial Accounting Standards Board (“FASB”), the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: Investment transactions are accounted for on the trade date.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  Each Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the appropriate country’s rules and tax rates.

Page |  27

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

FEDERAL INCOME TAXES: Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

It is each Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code, so that they will not be subject to excise tax on undistributed income and gains. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is each Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended September 30, 2020, related to uncertain tax positions taken on returns filed for the open tax year (2019), or expected to be taken in each Fund’s 2020 tax returns.  The Funds identify their major tax jurisdictions as U.S. federal and certain state tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds typically distribute substantially all of their net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Funds intend to distribute dividends and short-term capital gains quarterly and long-term capital gains annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of each Fund. As of September 30, 2020, there were no such reclassifications.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OPTIONS: The Funds invest in put options.  When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund.  The respective Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may utilize put options to generate income or gain for the Fund. The ability of a Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

SHARE VALUATION: Each Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by each Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for Fair Value Pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.  If market quotations are not readily available, the security will be valued at fair

Page |  28

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the

Page |  29

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Derivative instruments (put options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

Short-term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available, which may include the Funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Funds’ investments measured at fair value as of September 30, 2020, by major security type:

Dividend Performer	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 9,366,540	$ -	$ -	$ 9,366,540
Purchased Options	12,459	-	-	12,459
Money Market Fund	72,034	-	-	72,034
Total	$ 9,451,033	$ -	$ -	$ 9,451,033

Dividend Performer	Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value

Written Options	$ (149,116)	$ -	$ -	$ (149,116)
Total	$ (149,116)	$ -	$ -	$ (149,116)

Preferred-Plus	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Preferred Securities – $25 Par Value *	$ 4,768,085	$ -	$ -	$ 4,768,085
Preferred Securities – $50 Par Value *	90,320	-	-	90,320
Preferred Securities- Capital Securities *	386,159	4,854,055	-	5,240,214
Closed-End Funds	133,674	-	-	133,674
Exchange Traded Fund	107,528	-	-	107,528
Purchased Options	6,614	-	-	6,614
Money Market Fund	165,757	-	-	165,757
Total	$ 5,658,137	$4,854,055	$ -	$ 10,512,192

Preferred-Plus	Financial Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value

Written Options	$ (83,818)	$ -	$ -	$ (83,818)
Total	$ (83,818)	$ -	$ -	$ (83,818)

During the year ended September 30, 2020, the Funds did not hold any Level 3 securities during the period presented.

* Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the terms of a management agreement between the Trust and the Adviser, with respect to the Funds (the “Agreement”), the Adviser, subject to the oversight of the Board, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with its respective Fund investment objective and policies.  As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund.

The Agreement continues for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the respective Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2021 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.50% of the average daily net assets attributable to the Class I shares and 1.75% for the Class A shares.  These fee waivers and expense reimbursements are subject to possible recoupment from each respective Fund within three years of the date on which the waiver or reimbursement occurs, if such recoupment  can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.  This agreement may be terminated only by the Fund’s Board, on 60 days written notice to the Adviser.

Page |  30

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

For the year ended September 30, 2020, the Adviser:

	Dividend Performers	Preferred-Plus
Earned	$ 104,696	$ 99,771
Waived	(102,552)	(93,223)
Reimbursed	-	-

At September 30, 2020, Dividend Performers and Preferred-Plus owed the Adviser $1,524 and $6,297, respectively.

The Adviser has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Dividend Performers

Fiscal Year End	Expiration	Amount
September 30, 2019	September 30, 2022	$ 44,722
September 30, 2020	September 30, 2023	$102,552

Preferred-Plus

Fiscal Year End	Expiration	Amount
September 30, 2019	September 30, 2022	$40,969
September 30, 2020	September 30, 2023	$93,223

ADMINISTRATION AND COMPLIANCE SERVICES: The Trust, on behalf of the Funds, entered into an administration agreement with Collaborative Fund Services, LLC (“CFS”) to provide administration and compliance services to the Funds. For the services CFS provides under the administration agreement, CFS receives an annual fee of 0.25% of each Fund’s average daily net assets. Greg Skidmore is the President of CFS, and is also an Interested Trustee.  For the year ended September 30, 2020, CFS earned $26,173 and $24,940 from the Dividend Performers and Preferred-Plus, respectively. As of September 30, 2020, the Fund owed CFS $1,968 and $2,180 from the Dividend Performers and Preferred-Plus, respectively.

CFS has an administration agreement with Empirical Administration, LLC (“Empirical”) which provides administration and compliance services to the Funds.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of Mutual Shareholder Services (“MSS”).  Mr. Pokersnik also serves as an officer of the Trust.  See the Trustee & Officer table for more information.

Page |  31

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

TRANSFER AGENT AND FUND ACCOUNTANT: Brandon Pokersnik, the Funds’ CCO and Secretary is an employee of MSS, the Funds’ transfer agent and fund accountant. MSS receives an annual fee from each Fund of $11.50 per shareholder for transfer agency services. For its services as fund accountant, MSS receives an annual fee from each Fund based on the average net assets of each Fund.

5.  DISTRIBUTION (12B-1) PLAN

The Funds have adopted a distribution plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for the Class A shares with Arbor Court Capital, LLC (“Distributor”). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund’s Class A shares.  The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Class A. The Distributor is an affiliated entity to the Trust’s transfer agent and fund accountant. For the year ended September 30, 2020, the Funds accrued $37 and $204 from the Dividend Performers and Preferred-Plus, respectively.  Effective May 29, 2020, Class A shares converted into Class I shares and no longer accrue for Distribution fees. As of September 30, 2020, the Fund owed Arbor Court $37 and $225 from the Dividend Performers and Preferred-Plus, respectively.

6.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended September 30, 2020, were as follows:

Dividend Performers

Purchases	$13,626,612
Sales	$14,112,259

Preferred-Plus

Purchases	$10,769,631
Sales	$ 6,730,208

7.  DERIVATIVE TRANSACTIONS

The Funds consider the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities for the year ended September 30, 2020.

Page |  32

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

Dividend Performers

Average notional value of:

Purchased Options

$   9,927,175

Written Options

$(12,234,300)

Preferred-Plus

Average notional value of:

Purchased Options

$  3,930,800

Written Options

$(4,834,725)

The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The following is a summary of the effect of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2020.

Dividend Performers
Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts/Equity price risk	Investment securities, at value	$12,459
Equity contracts/Equity price risk	Written Options, at value	$(149,116)

Preferred-Plus
Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity contracts/Equity price risk	Investment securities, at value	$6,614
Equity contracts/Equity price risk	Written Options, at value	$(83,818)

Page |  33

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

Dividend Performers
Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Options Purchased	Change in Unrealized Appreciation/(Depreciation) on Options Purchased
Equity contracts/Equity price risk	$(489,140)	$(6,123)

Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Written Options	Change in Unrealized Appreciation/(Depreciation) on Written Options
Equity contracts/Equity price risk	$1,484,454	$(42,179)

Preferred-Plus
Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Options Purchased	Change in Unrealized Appreciation/(Depreciation) on Options Purchased
Equity contracts/Equity price risk	$(173,308)	$(6,649)

Contract Type/Primary Risk Exposure	Realized Gain/(Loss) on Written Options	Change in Unrealized Appreciation/(Depreciation) on Written Options
Equity contracts/Equity price risk	$596,422	$(6,974)

The notional value of the derivative instruments outstanding as of September 30, 2020 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The Funds may expose up to 20% of its assets to a credit spread options strategy however market conditions may dictate additional exposure. The Funds seek to achieve a put credit spread on the S&P 500 Index (generally on S&P 500 ETF, SPY) by selling/writing an out-of-the-money short put option while simultaneously purchasing an out-of-the-money long put option below the short option position. (Market conditions may not always allow the credit spread to be sold/written out-of-the-money.)  A credit spread is an options strategy that involves the purchase of one option and a sale of another option in the same class and expiration but different strike prices.  The Funds recognize a realized gain or loss when the put credit spread expires or is closed.  Buying the protective long put option hedges any significant downside risk posed by the short put option by employing a defensive position.

The option premium is derived from "implied volatility" — the expected level of volatility priced into an option — and is higher, on average, than the volatility experienced on the security underlying the option.  By entering into derivatives contracts, the Funds are accepting a risk that its counterparty seeks to transfer in exchange for the premium received by the Funds under the derivatives contract.  By providing this risk

Page |  34

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

transfer service, the Funds seek to benefit over the long-term from the difference between the level of volatility priced into the options it sells and the level of volatility realized on the securities underlying those options.  There can be no assurance that the variance risk premium will be positive for the Funds’ investments at any time or on average and over time.  With options, there is minimal counterparty credit risk to the Funds since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

The seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Conversely, the purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Funds realize a gain or loss from the sale of the security (or closing of the short sale).

The Funds engage in options transactions involving securities that seek to track the performance of stock indices in order to enhance returns.  Options require additional skills and techniques beyond normal portfolio management.  The Funds’ use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes.  The use of options may magnify the increase or decrease in performance of the Funds and may also subject the Funds to higher price volatility.

The options outstanding as of September 30, 2020, as disclosed in the Schedule of Written Options and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

8.  CAPITAL SHARE TRANSACTIONS

At September 30, 2020, there were unlimited shares authorized at no par value for the Funds.  Paid in capital as of September 30, 2020 amounted to $9,470,546 and $10,840,895 for the Dividend Performers and Preferred-Plus, respectively. The following tables summarize transactions in capital for the year ended September 30, 2020 and the period ended September 30, 2019:

Page |  35

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

Dividend Performers

Class A	Year Ended September 30, 2020 *		December 24, 2018 (commencement of investment operations) through September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	6,847	$ 81,249	6,089	$ 62,607
Shares Reinvested	64	789	12	143
Shares Redeemed	(7,685)	(89,222)	(5,327)	(62,415)
Net Increase/(Decrease)	(774)	$ (7,184)	774	$ 335

* As of May 29, 2020, Class A Shares converted 1,432 shares and $15,181 into Class I Shares.

Class I	Year Ended September 30, 2020		December 24, 2018 (commencement of investment operations) through September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	424,104*	$ 4,813,055*	1,134,135	$ 13,074,223
Shares Reinvested	35,699	433,468	8,904	107,887
Shares Redeemed	(683,803)	(6,737,398)	(177,020)	(2,021,046)
Net Increase/(Decrease)	(224,000)	$ (1,490,875)	966,019	$ 11,161,064

* Includes $15,181 and 1,425 shares from the tax-free exchange of Dividend Performers Class A that occurred on May 29, 2020.

Preferred-Plus

Class A	Year Ended September 30, 2020 *		December 24, 2018 (commencement of investment operations) through September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	6,174	$ 69,274	13,526	$ 144,625
Shares Reinvested	309	3,226	175	1,925
Shares Redeemed	(15,039)	(154,532)	(5,145)	(55,759)
Net Increase/(Decrease)	(8,556)	$ (82,032)	8,556	$ 90,791

* As of May 29, 2020, Class A Shares converted 13,126 shares and $135,706 into Class I Shares.

Page |  36

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

Class I	Year Ended September 30, 2020		December 24, 2018 (commencement of investment operations) through September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	579,879*	$ 6,414,728*	769,911	$ 8,338,948
Shares Reinvested	46,551	490,242	14,323	159,145
Shares Redeemed	(319,333)	(3,032,955)	(135,878)	(1,469,171)
Net Increase/(Decrease)	307,097	$ 3,872,015	648,356	$ 7,028,922

* Includes $135,706 and 13,150 shares from the tax-free exchange of Preferred Plus Class A that occurred on May 29, 2020.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.  TAX MATTERS

Dividend Performers

For federal Income Tax purposes, the net cost of investments and premiums from written options at September 30, 2020 is $8,423,292.  As of September 30, 2020, the gross unrealized appreciation on a tax basis totaled $1,270,528 and the gross unrealized depreciation totaled $391,903 for a net unrealized appreciation of $878,625.

The primary reason for the difference between the book and tax cost of investments and premiums from written options is the tax deferral of losses on wash sales.

As of September 30, 2020 the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	Other Accumulated Loss	Total Distributable Earnings/(Deficit)
$ 878,625	$(767,762)	$ 110,863

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended September 30, 2020, the Fund incurred and elected to defer $748,594 of Post-October Losses.  For the year ended September 30, 2020, the cumulative deferred losses on straddles were $19,168.

The tax character of distributions paid during the year ended September 30, 2020 and the period ended September 30, 2019 are as follows:

	Year Ended September 30, 2020	December 24, 2018 (commencement of investment operations) through September 30, 2019
Ordinary income	$ 241,462	$ 108,030
Return of Capital	192,794	-
Total	$ 434,256	$ 108,030

Preferred-Plus

For federal Income Tax purposes, the net cost of investments and premiums from written options at September 30, 2020 is $10,479,919.  As of September 30, 2020, the gross unrealized appreciation on a tax basis totaled $271,784 and the gross unrealized depreciation totaled $323,329 for a net unrealized depreciation of $51,545.

The primary reason for the difference between the book and tax cost of investments and premiums from written options is the tax deferral of losses on wash sales.

As of September 30, 2020 the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	Other Accumulated Loss	Total Distributable Earnings/(Deficit)
$(51,545)	$(194,131)	$(245,676)

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended September 30, 2020, the Fund incurred and elected to defer $187,198 of Post-October Losses. For the year ended September 30, 2020, the cumulative deferred losses on straddles were $6,933.

The tax character of distributions paid during the year ended September 30, 2020 and the period ended September 30, 2019 are as follows:

	Year Ended September 30, 2020	December 24, 2018 (commencement of investment operations) through September 30, 2019
Ordinary income	$ 424,667	$ 161,070
Return of Capital	68,801	-
Total	$ 493,468	$ 161,070

11.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2020, TD Ameritrade, Inc., for the benefit of its customers, held approximately 97.77% of the voting securities of Dividend Performers and may be deemed to control Dividend Performers.  As of September 30, 2020, TD Ameritrade, LLC, for benefit of its customers, held 99.72% of the voting securities of Preferred-Plus and may be deemed to control the Preferred-Plus.

12. OPTIONS RISK

The Funds’ use of options subjects the Funds to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser’s ability to predict movements in the prices of individual securities or indices and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. See Note 2 for additional disclosures related to options transactions.

13.  NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures.

Page |  37

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

In March 2017, FASB issued ASU No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the impact of applying this provision and has concluded these changes do not have material impact on Preferred-Plus Fund’s financial statements.

14. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and its investments and could result in an increase or decrease to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises

Page |  38

COLLABORATIVE INVESTMENT SERIES TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020

caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

15.  CHANGE OF SERVICE PROVIDER (UNAUDITED)

At its November 22, 2019 special meeting, the Board and the Independent Directors, with the approval and recommendation of the Audit Committee, selected Cohen & Company, Ltd.  (“Cohen”), to replace Sanville & Company (“Sanville”), as the Funds’ independent registered public accounting firm for the Funds for the Funds’ fiscal year ending September 30, 2020. For the most recent fiscal period, Sanville audited the Funds’ financial statements. Sanville’s audit reports  on the financial statements of the Fund for the fiscal period ended September 30, 2019 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Funds and Sanville on accounting principles, financial statement disclosures or audit scope, which, if not resolved to Sanville’s satisfaction, would have caused Sanville  to make reference to the disagreement in their reports on the financial statements for such years.

16.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no further events requiring disclosure or recognition.

Page |  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Dividend Performers and Preferred-Plus and

Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, purchased options and written options, of Dividend Performers and Preferred-Plus (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of  each of the Funds as of September 30, 2020, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the period ended September 30, 2019, were audited by other auditors whose report dated November 25, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2019.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 30, 2020

Page |  40

COLLABORATIVE INVESTMENT SERIES TRUST

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire period, April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Dividend Performers - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2020	September 30, 2020	April 1, 2020 to September 30, 2020

Actual	$1,000.00	$1,801.39	$12.19
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.30	$8.77

* Expenses are equal to the Fund's annualized expense ratio of 1.74% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Page |  41

COLLABORATIVE INVESTMENT SERIES TRUST

EXPENSE ILLUSTRATION (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Preferred-Plus - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2020	September 30, 2020	April 1, 2020 to September 30, 2020

Actual	$1,000.00	$1,253.36	$8.84
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.15	$7.92

* Expenses are equal to the Fund's annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Page |  42

COLLABORATIVE INVESTMENT SERIES TRUST

ADDITIONAL INFORMATION

SEPTEMBER 30, 2020 (UNAUDITED)

PORTFOLIO HOLDINGS

The Funds files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Funds’ proxy voting policies, procedures and voting records relating to common stock securities in the Funds’ investment portfolios are available without charge, upon request, by calling the Funds’ toll-free telephone number 1-800-869-1679.  The Funds will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Funds’ proxy information is also available on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 is available without charge, upon request by calling 1-800-869-1679 or referring to the SEC's web site at www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Page |  43

COLLABORATIVE INVESTMENT SERIES TRUST

TRUSTEES & OFFICERS

SEPTEMBER 30, 2020 (UNAUDITED)

The following tables provide information about Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012.	19	None
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	19	None
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.P. since 2013.	19	None
Ronald Young Jr. Birth Year: 1974	Trustee	Indefinite/ March 2020 – present	President - Young Consulting, Inc. (Business Consultants) (2008-Present); President – Tri State LED, Inc. (2010-Present).	19	None

For the year ended September 30, 2020, each Trustee was paid a fee of $500 per meeting.

The Fund's SAI references additional information about the Trustees and is available free of charge, upon request, by calling toll free at 1-800-869-1679.

1The “Fund Complex” consists of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147

Page |  44

COLLABORATIVE INVESTMENT SERIES TRUST

TRUSTEES & OFFICERS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brandon E. Lacoff, Esq.[1] Year of Birth: 1974	Trustee	Since Indefinite/ November 2017 - present	Managing Director of Belpointe Group of Companies since 2004 and Member of Board of Belpointe Asset Management, LLC.	19	None
Gregory Skidmore[1] Year of Birth: 1976	Trustee and President	since November 2017	President, Belpointe Asset Management, LLC since 2007.	19	N/A
Brandon Pokersnik Year of Birth: 1978	Secretary and Chief Compliance Officer	since November 2017	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Adam Snitkoff Year of Birth: 1965	Treasurer	since November 2017	Tax Attorney (self-employed), since 2012.	N/A	N/A

1 Brandon E. Lacoff, Esq. is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his ownership interest in the former Adviser.  Gregory Skidmore is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his affiliation with the former Adviser.

2 The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●  Social Security number and wire transfer instructions

●   account transactions and transaction history

●   investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Collaborative Investment Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you

●  open an account or deposit money

●  direct us to buy securities or direct us to sell

     your securities

●  seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●  sharing for affiliates’ everyday business

     purposes – information about your

     creditworthiness.

●  affiliates from using your information to

     market to you.

●  sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Collaborative Investment Series Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●  The Collaborative Investment Series Trust

    does not share with non-affiliates so they can

    market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Collaborative Investment Series Trust doesn’t jointly market.

Page |  45

COLLABORATIVE INVESTMENT SERIES TRUST

TRUSTEES & OFFICERS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

This Page Was Left Blank Intentionally

Investment Adviser

Innovative Portfolios, LLC

Distributor

Arbor Court Capital, LLC

Fund Administrator

Collaborative Fund Services, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank NA

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen and Company, Ltd.

This report is provided for the general information of Dividend Performers and Preferred-Plus shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

(a)      The Registrant’s board of trustees has determined that Fred Stoleru is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stoleru is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2020

$ 22,000

FY 2019

$ 23,000

(b) Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2020

$ 6,000

FY 2019

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2020

  N/A

  N/A

FY

2019

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  December 3, 2020

By /s/Adam Snitkoff

* Adam Snitkoff

   Treasurer and Principal Financial Officer of the Trust

Date:  December 3, 2020